                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Utah                         1-6075                         13-2626465
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(STATE OR OTHER                 (COMMISSION                   (I.R.S. EMPLOYER
 JURISDICTION OF                FILE NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)


   1416 Dodge Street, Omaha, Nebraska                              68179
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on March 24, 2003 updating Union Pacific Corporation's earnings outlook for the first quarter of 2003, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                      99 Press Release dated March 24, 2003 updating Union Pacific Corporation's earnings outlook for the first quarter of 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2003


                                         UNION PACIFIC CORPORATION


                                         By: /s/ James R. Young
                                             -----------------------------------
                                             James R. Young
                                             Executive Vice President - Finance



                                       2

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                                  EXHIBIT INDEX

 Exhibit     Description
 -------     -----------
   99        Press Release dated March 24, 2003 updating Union Pacific
             Corporation's earnings outlook for the first quarter of 2003.